UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2026

SunPower Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40117	93-2279786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1403 N. Research Way, Orem, UT	84097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 299-4943

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPWR	The Nasdaq Global Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	SPWRW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 2, 2026, SunPower Inc. (the “Company”) entered into securities purchase agreements (the “Purchase Agreements”) with various accredited investors (the “Investors”), including entities affiliated with Thurman John “T.J.” Rodgers, William Anderson, J. Daniel McCranie and Devin Whatley (the “Affiliate Investors”), pursuant to which the Company agreed to issue and sell 103,109,005 shares of the Company’s common stock, $0.0001 par value per share (the “Shares”), in separately negotiated private placement transactions (the “Private Placement”) for gross proceeds of approximately $26.2 million, including amounts funded under simple agreements for future equity. The purchase price per Share payable under the Purchase Agreements is $0.2541, which equaled the Nasdaq Official Closing Price of the Common Stock on September 2, 2026. The Company intends to use the proceeds of the Private Placement for working capital and general corporate purposes.

The Private Placement is expected to close on September 4, 2026, subject to the satisfaction of the closing conditions set forth in the Purchase Agreements.

Pursuant to the Purchase Agreements, the Company agreed to prepare and file a resale registration statement for the Shares with the Securities and Exchange Commission on or before October 2, 2026. The Purchase Agreements otherwise contain representations and warranties, covenants and other terms customary for a Private Placement of this type.

The foregoing summary of the Purchase Agreements is qualified in its entirety by reference to the copy of the form of Purchase Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K, and such Exhibit 10.1 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company will issue the Shares in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated thereunder.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the Shares, nor shall there be any sale of the Shares in any jurisdiction in which such offer, solicitation or sale would be unlawful.

The Shares have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 7.01. Regulation FD Disclosure.

Offering Press Release

On September 3, 2026, the Company issued a press release announcing the Private Placement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Certain Financial Information

In connection with the Private Placement, the Company provided potential investors with certain supplemental financial information relating to the Company (the “Supplemental Financial Information”), which is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 and Exhibit 99.2 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 7.01 and the accompanying Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act.

Forward-Looking Statements

Certain statements in this report, including, without limitation, in the Supplemental Financial Information, may be considered “forward-looking statements,” such as statements relating to the Offering. Forward-looking statements include those preceded by, followed by or that include the words “anticipate,” “expect,” “believe,” “could,” “continue,” “ongoing,” “estimate,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will,” “would” and similar words. These forward-looking statements speak only as of the date of this report. Although the Company believes that its assumptions upon which such forward-looking statements are based are reasonable, the Company can give no assurance that these forward-looking statements will prove to be correct. Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, unless required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Form of Securities Purchase Agreement+*
99.1	Press Release, dated September 3, 2026
99.2	Supplemental Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

*	Portions of this exhibit are redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunPower Inc.

Dated: September 3, 2026

	By:	/s/ Thurman J. Rodgers
Thurman J. Rodgers
Chief Executive Officer

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